OTHER INCOME/(EXPENSE) (Tables)	12 Months Ended
Dec. 31, 2014
OTHER INCOME/(EXPENSE)
Schedule of other income

Year ended December 31,	2014	2013	2012
(millions of Canadian dollars)
Net foreign currency gains/(loss)	(400)	(272)	71
Allowance for equity funds used during construction	3	1	1
Interest income on affiliate loans	20	23	20
Interest income	3	4	7
Noverco preferred shares dividend income	42	40	42
Gain on disposition (Note 6)	38	18	-
OPEB recovery (Note 5)	-	-	89
Other	28	51	8
	(266)	(135)	238